-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-K

              -----------------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               May 13,  1999                                   0-14399
-----------------------------------------------         ----------------------
Date of Report (Date of earliest event reported)        Commission File Number




                     GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                                         06-1104930
-------------------------------         ---------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
 incorporation or organization)





                         888 Seventh Avenue, 40th Floor
                            New York, New York 10106
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 547-6700
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Item 5.   Other Events

     On May 13, 1999, the United States Bankruptcy Court for the Southern District of New York (the "Court") approved the Amended Disclosure Statement respecting Golden Books Family Entertainment, Inc. and its subsidiaries' Amended Joint Plan of Reorganization (the "Plan"). The Court set July 13, 1999 as the hearing date for the confirmation of the Plan.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.   The  following   exhibits  are  filed   herewith  and
incorporated herein by reference:

    Exhibit No.      Description
    -----------      -----------


        2.1 Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 13, 1999
        2.2 Amended Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code for the Amended Joint Plan of Reorganization of the Debtors, dated May 13, 1999
        2.3          Restructuring Agreement, dated March 11, 1999
        99.1         Press release of GBFE, dated May 19, 1999

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Date: May 20, 1999                      By: /s/ Philip Galanes
                                           ----------------------------------
                                           Name:   Philip Galanes
                                           Title:  Chief Administrative Officer,
                                                   Executive Vice President,
                                                   General Counsel & Secretary

                                  Exhibit Index

2.1 Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 13, 1999
2.2 Amended Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code for the Amended Joint Plan of Reorganization of the Debtors, dated May 13, 1999
2.3           Restructuring Agreement, dated March 11, 1999
99.1          Press release of GBFE, dated May 19, 1999